SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934

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Fonix Corporation

(Name of Registrant as Specified in Charter)

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Fonix Corporation

9350 South 150 East, Suite 700

Sandy, Utah 84070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 20, 2005

To the Shareholders:

Notice is hereby given that the Annual Meeting of the Shareholders of Fonix Corporation (the ACompany") will be held at the Company=s Headquarters, located at 9350 South 150 East, Suite 700, Sandy, Utah 84070, on Tuesday, December 20, 2005, at 10:00 a.m., M.S.T., for the following purposes, which are discussed in the following pages and which are made part of this Notice:

1.

To elect three directors, each to serve until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;

2.

To approve the Board of Directors' selection of Hansen, Barnett & Maxwell as the Company's independent public accountants for the fiscal year ending December 31, 2005;

3.

To consider and act upon a proposed amendment to the Company's certificate of incorporation that increases the authorized capital of the Company in include 5,000,000,000 shares of common stock; and

4.

To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on Friday, October 28, 2005, as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof.  A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 9350 South 150 East, Suite 700, Sandy, Utah 84070, during the ten business days prior to the meeting.

You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy.  Your vote is important.  Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting.  The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting.  The return envelope requires no postage if mailed in the United States.  If mailed elsewhere, foreign postage must be affixed.  Your proxy is revocable at any time before the meeting.

By Order of the Board of Directors,

/s/ Thomas A. Murdock

Salt Lake City, Utah

November ___, 2005

Thomas A. Murdock,

Chairman of the Board and Chief Executive Officer

Fonix Corporation

9350 South 150 East, Suite 700

Sandy, Utah 84070

(801) 553-6600

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Board of Directors of Fonix Corporation ("Fonix" or the "Company") for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 9350 South 150 East, Suite 700, Sandy, Utah 84070, on Tuesday, December 20, 2005, at 10:00 a.m., M.S.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.  When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy.  If a signed proxy is returned but no specific instructions are given, the shares will be voted (i) FOR the nominees for directors set forth herein; and (ii) FOR approval of Hansen, Barnett & Maxwell as the Company's independent public accountants for the fiscal year ending December 31, 2005; and (iii) FOR approval of a proposed amendment to the Company=s certificate of incorporation that would increase the authorized capital of the Company to include 5,000,000,000 shares of common stock; and in the discretion of the Proxies with respect to any matter that is properly brought before the meeting.  A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting or by giving a later dated proxy.

The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's Class A common stock entitled to vote shall constitute a quorum for the transaction of business.  The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office.  A majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, other than the election of directors, shall decide the question.  Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect.  Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company.  (The Company anticipates that the inspectors will be employees, attorneys or agents of the Company.)

The close of business on Friday, October 28, 2005, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.   Each share shall be entitled to one vote on all matters.  As of the record date there were _________________ shares of the Company's Class A common stock outstanding and entitled to vote, held by approximately _________ holders of record.  For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about November ___, 2005.

PROPOSAL 1 -- ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no fewer than three.  Presently, the Company's Board of Directors consists of three members, three of whom are nominees for reelection at the Annual Meeting.  Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.  Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

THOMAS A. MURDOCK, 61, is a co-founder of the Company and has served as an executive officer and member of the Company's board of directors since June 1994.  He has been the Company=s chief executive officer since January 26, 1999.  For much of his career, Mr. Murdock was a commercial banker and a senior corporate executive with significant international emphasis and experience.  In 1966, Mr. Murdock earned a B.S. degree from the University of Utah.

ROGER D. DUDLEY, 53, is a co-founder of the Company and has served as an executive officer and member of the Company's board of directors since June 1994.  Mr. Dudley currently serves as the Company=s executive vice president and chief financial officer.  After several years at IBM in marketing and sales, he began his career in the investment banking industry.  He has extensive experience in corporate finance, equity and debt private placements and asset management.  In 1975, Mr. Dudley earned a B.S. degree from the University of Utah.

WILLIAM A. MAASBERG, JR., 66, became a director of the Company in September 1999 and was named chief operating officer February 1, 2000.  From December 1997 through February 1999, Mr. Maasberg was vice president and general manager of the AMS Division of Eyring Corporation which manufactures multi-media electronic work instruction software applications.  He was also a co-founder and principal in Information Enabling Technologies, Inc. ("IET"), and LIBRA Corporation ("LIBRA"), two companies focusing on software application development, and served in several key executive positions with both IET and LIBRA from May 1976 through November 1997.  Mr. Maasberg worked for IBM Corporation from July 1965 through May 1976 in various capacities.  He received his B.S. Degree from Stanford University in Electrical Engineering and his M.S. in Electrical Engineering from the University of Southern California.

Messrs. Murdock, Dudley, and Maasberg are nominees for election to the Company's Board of Directors.  None of the executive officers, directors or nominees of the Company is related to any other officer, director or nominee of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL NO. 2

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has selected the certified public accounting firm of Hansen, Barnett & Maxwell (AHBM@) as the independent public accountants for the Company for the fiscal year ending December 31, 2005.  At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of HBM as the Company's independent public accountant for the 2005 fiscal year.

Information on Fees Paid to Hansen Barnett & Maxwell

Audit Fees

The aggregate fees billed for the fiscal years ended December 31, 2004 and 2003, for professional services rendered by Hansen Barnett & Maxwell, for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2004 and 2003 were $258,808 and $124,000 respectively.

Audit-related Fees

The aggregate fees billed for the fiscal year ended December 31, 2004 and 2003, for assurance and related services by Hansen Barnett & Maxwell, that are reasonably related to the performance of the audit or review of the registrant's financial statements for fiscal year 2004 and 2003 were $21,237 and $6,775, respectively.

Tax Fees

The aggregate fees billed for each of the fiscal years ended December 31, 2004 and 2003, for professional services rendered by Hansen Barnett & Maxwell for tax compliance, tax advice, and tax planning, for those fiscal years were $6,268 and $1,047, respectively.  Services provided included preparation of federal and state income tax returns.

All Other Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2004 and 2003, for products and services provided by Hansen Barnett & Maxwell other than those services reported above, for those fiscal years were $27,469 and $21,706, respectively.  The other fees billed in 2004 related to Hansen Barnett & Maxwell=s participation in the accounting due diligence related to various acquisition opportunities.  This participation was approved by the Board of Directors prior to commencement.  Hansen Barnett & Maxwell made no management decisions.  Their role was to review and analyze information related to the possible acquisitions as directed by the Company=s management.   The other fees billed in 2003 related to Hansen Barnett & Maxwell=s participation in the accounting due diligence relating to the LTEL Holdings Corporation acquisition.  This participation was approved by the Board of Directors prior to commencement.  Hansen, Barnett & Maxwell made no management decisions.  Their role was to review and analyze information related to the acquisition as directed by the Company=s management.

Audit Committee Policies and Procedures

Not applicable.

Attendance at Annual Meeting

Representatives of HBM are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL NO. 3

PROPOSED AMENDMENT TO THE COMPANY=S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO INCLUDE 5,000,000,000 SHARES OF  COMMON STOCK, PAR VALUE $.0001 PER SHARE.

The first sentence of Article Fourth of the Company=s certificate of incorporation, as amended to date, reads:

"FOURTH:  The total number of shares of stock which the Company shall have authority to issue is EIGHT HUNDRED MILLION (800,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock.@

The Company=s Board of Directors has approved and recommends to the shareholders the adoption of an amendment to this sentence of Article Fourth of the Company=s certificate of incorporation (the AAmendment") that would increase the number of shares of Common Stock that the Company is authorized to issue from 800,000,000 shares to 5,000,000,000 shares.  The first sentence of Article Fourth, as amended, would read as follows:

"FOURTH:  The total number of shares of stock which the Company shall have authority to issue is FIVE BILLION (5,000,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock.@

Except for this change, the Amendment would not affect any other provision of the certificate of incorporation.

Background of the Proposed Amendment

As of the Record Date, there were 383,622,357 shares of the Company=s Class A Common Stock issued and outstanding. As of the Record Date, there were 1,414,405 shares of Class A Common Stock reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, including shares that have been set aside for issuance under the Company=s existing incentive stock option plans.

Management believes that the proposed Amendment would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities to raise additional capital, to pursue strategic investment partners, to facilitate possible future acquisitions and to provide stock-related employee benefits.  To date, the Company=s primary source of financing has been private sales of Common Stock or other equity or debt securities convertible into Common Stock.  To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the certificate of incorporation.

For these reasons, the Company=s Board of Directors is seeking shareholder approval of the proposed Amendment.

If the Amendment is approved at the Annual Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of Class A Common Stock unless required by law or any rules or regulations to which the Company is subject.

Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock.  Also, future issuances of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company.  Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.

If the Company=s shareholders do not approve the Amendment, due to changes in the market price of the Common Stock affecting conversion ratios of draws on the Equity Lines, the Company may be precluded from using the Equity Line or future forms of financing in which the Company issues common stock or securities that are convertible or exercisable into shares of the Company=s common stock.  In such event, the Company would be unable to draw additional funds from the existing Equity Line or other forms of financing, which could adversely affect the Company=s operations and financial condition.   Moreover, even if the Company were to negotiate additional merger or acquisition transactions on terms acceptable to the Company, it would not be able to complete such transactions without an increase in authorized capital.

Adoption of the proposal to approve the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date entitled to vote on Proposal No. 3.  If approved by the shareholders, the Amendment would become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to the certificate of incorporation setting forth such increase.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AFOR@ PROPOSAL NO. 3.

INFORMATION ABOUT FONIX CORPORATION

The following table sets forth certain information concerning the executive officers and directors of the Company as of November ___, 2005:

 Name

Age

Position

Thomas A. Murdock (1)*

61

Director, President & Chief Executive Officer

Roger D. Dudley

(2)*

53

Director, Executive Vice President & Chief Financial Officer

William A. Maasberg, Jr (1) (2)

66

Director, Chief Operating Officer

(1)

Member, Compensation Committee

(2)

Member, Audit Committee

*

Committee Chairman

Biographical information on Messrs. Murdock, Dudley, and Maasberg appears above at page 2.

SIGNIFICANT EMPLOYEES AND CONSULTANTS

In addition to the officers and directors identified above, the Company expects the following individuals to make significant contributions to the Company's business during 2006.

D. LYNN SHEPHERD is vice president and general manager of embedded automotive and wireless and mobile applications and has been employed by the Company since 1997.  He was employed by Synergetics from 1992 to March 13, 1997.  Before his employment with Synergetics, he was employed with Mentorgraphics where he acted as a software systems architect in automatic semiconductor design.  Before Mentorgraphics, he worked on a contract basis with Signetics, Inc.  Mr. Shepherd graduated from Brigham Young University with a Bachelor of Science Degree in Electrical Engineering.  He also received a Masters of Business Administration from Brigham Young University.

R. BRIAN MONCUR is director of core technologies Implementation and has been with the Company since 1997.  He was previously employed by Synergetics, Inc., from 1992 to 1997. Before his employment with Synergetics, he was employed by Signetics, Inc. and Mentorgraphics, where he was a senior process engineer and software development engineer. Mr. Moncur graduated from Brigham Young University with a Bachelor of Science degree in chemical engineering.

EDWARD A. BRUCKERT is an advisory scientist and has been employed by Fonix since December 2001.  Previously, he was employed by Force Computers, Inc. and Digital Equipment Corporation as the technical leader for the DECtalk text-to-speech product.  His experience includes 31 years of work in speech synthesis and hardware engineering.  Mr. Bruckert graduated from the University of Massachusetts with a Bachelor of Science in Electrical Engineering and a Bachelor of Science in Computing Engineering.

WALT NAWROCKI is senior vice president and general manager of the speech group and has been employed with the Company since 2003.  Mr. Nawrocki spent 31 years with IBM, including five years as worldwide manager of the IBM Speech Recognition business unit.  He was responsible for all business plans, profit and loss, competitive analysis and built a worldwide organization of product development, planning, marketing sales and OEM licensing.  During the last seven years, Mr. Nawrocki served as CEO of two public companies, Registry Magic, Inc., and Intraco Systems, Inc.  He was also the CEO of Phone Interactive, a privately held company.

W. DALE SMITH is Senior Vice President and General Manager of Fonix Telecom, Inc.  Prior to Fonix Telecom, Inc., Mr. Smith spent 5 years in the telecom industry and the previous 10 years operating his own company, D. Smith & Co., an international marketing and consulting firm.  Between 1980 and 1984 he served as Deputy Secretary of the Commerce Cabinet and Commissioner of Commerce for the Development, Community Development, Department of Tourism, Department of Art and Film Development, Department of Fish and Wildlife, and Department of Parks and Recreation.  He was responsible for managing global offices on four continents. Prior to 1980, Mr. Smith spent 11 years with Sonoco Products Co. in positions of administration, production and executive sales, ultimately becoming regional marketing and sales manager for the Southern Region for the flexible packaging division.  Mr. Smith is a 1969 graduate of Charleston Southern University with a Bachelor of Science degree in Economics and Business and Administration.

MATTHEW C. SINES is Chief Operations Officer of Fonix Telecom, Inc.  Mr. Sines holds 27 years of telecommunications experience from start up to large corporations and leads as a hands on executive.  While in the industry, Mr. Sines continues to develop a unique blend of experience in engineering, information technologies, operations, sales and marketing.  He encompasses strong technical skills in BPL, IP networks, VoIP, VPNs, voice, data, wireless, fiber, R.F. switching, network design, OSS systems design and development, project management and implementation.  In Mr. Sines' prior positions, he was responsible for leading a 350 man organization performing nationwide local service, implementation and support and held the role of COO at two enterprises.

None of the executive officers or directors of the Company is related to any other officer or director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans from Senior Management to Company

During 2002, two of our executive officers (the "Lenders") sold shares of our Class A common stock owned by them and advanced the resulting proceeds amounting to $333,000 to us under the terms of a revolving line of credit and related promissory note.  The funds were advanced for use in our operations.  The advances bear interest at 10 percent per annum, which interest is payable on a semi-annual basis.  The entire principal, along with unpaid accrued interest and any other unpaid charges or related fees, were originally due and payable on June 10, 2003.  Fonix and the Lenders agreed to postpone the maturity date on several occasions.  The note is presently due June 30, 2005.  All or part of the outstanding balance and unpaid interest may be converted at the option of the Lenders into shares of Class A common stock of Fonix at any time.  The conversion price was the average closing bid price of the shares at the time of the advances.  To the extent the market price of our shares is below the conversion price at the time of conversion, the Lenders are entitled to receive additional shares equal to the gross dollar value received from the original sale of the shares.  A beneficial conversion option of $15,000 was recorded as interest expense in connection with this transaction.  The Lenders may also receive additional compensation as determined appropriate by the Board of Directors.

In October 2002, the Lenders pledged 30,866 shares of the Company's Class A common stock to the Equity Line Investor in connection with an advance of $183,000 to us under the Third Equity Line (see Note 12 to Consolidated Financial Statements).  The Equity Line Investor subsequently sold the pledged shares and applied $82,000 of the proceeds as a reduction of the advance.  The value of the pledged shares of $82,000 was treated as an additional advance from the Lenders.

During the fourth quarter of 2003, we made a principal payment of $26,000 against the outstanding balance of the promissory note.  During 2004, we entered into an agreement with the holders of the promissory note to increase the balance of the note payable by $300,000 in exchange for a release of the $1,443,000 of accrued liabilities related to prior indemnity agreements between us and the note holders.  We classified the release of $1,143,000 as a capital contribution in the Consolidated Financial Statements during the fourth quarter of 2004.  We made principal payments against the note of $253,000 during the year ended December 31, 2004.  During the quarter ended September 30, 2005, we received an additional advance of $140,000 against the promissory note.  The remaining balance due at September 30, 2005, was $575,000.

The unpaid balance of $575,000 is secured by our intellectual property rights.  As of September 30, 2005, the Lenders had not converted any of the outstanding balance or interest into common stock.

Settlement Agreement and Release between Fonix and Messrs. Murdock and Dudley

Effective September 30, 2004, Fonix Corporation (the "Company") entered into a Settlement Agreement and Release (the "Agreement") with Thomas A. Murdock, the Company's President, and Roger D. Dudley, the Company's Executive Vice President.  Under the Agreement, Messrs. Murdock and Dudley (collectively, the "Officers") agreed to release and waive claims aggregating approximately $1,443,300, as of September 30, 2004, they had against the Company under three prior indemnity agreements between the Officers and the Company.  In exchange for such releases of these claims, the Company agreed to increase by $300,000 the amount due to the Officers under the Officer Note.

Under the Agreement, the Officers agreed to release any and all claims against the Company arising under or in connection with three indemnity agreements.  As noted, as of September 30, 2004, the Company had a current liability on its balance sheet of $1,443,300 which represented the amount the Company estimated that it would have had to pay to the Officers to satisfy the Company's obligations under the indemnity agreements.

In consideration for the release of claims under the indemnity agreements, the Company agreed that the balance due and owing under the Officer Note would, as of September 30, 2004, be increased by the sum of $300,000.  Accordingly, the new balance under the Officer Note is $575,000, and by its terms is due December 31, 2005.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms which they file.  Based solely on its review of the copies of such forms furnished to us during the fiscal year ended December 31, 2004, we are aware of the following untimely filings:

Messrs. Murdock and Dudley filed late Forms 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 11, 2005, the number of shares of Common Stock of Fonix beneficially owned by all persons known to be holders of more than five percent of our Common Stock and by the executive officers and directors of Fonix individually and as a group.  Unless indicated otherwise, the address of the stockholder is our principal executive offices, 9350 South 150 East, Suite 700, Sandy, Utah 84070.

Name and Address of 5% Beneficial Owners, Executive Officers, and Directors	Number of Shares Beneficially Owned	Percent of Class (1)
Thomas A. Murdock Chairman of the Board & Chief Executive Officer	14,755,448(2)	3.89%
Roger D. Dudley Executive Vice President & Chief Financial Officer, Director	7,440,893(3)	2.00%
William A. Maasberg Chief Operating Officer, Director	42,500(4)	*
All Officers and Directors as a Group (3 persons)	22,238,841	5.75%

*

Less than 1 percent.

(1)

Percentages rounded to nearest 1/100th of one percent.  Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over the shares of Common Stock listed for each such person in the table.

(2)

Includes 40,000 shares of Common Stock deposited in a voting trust (the "Voting Trust") as to which Mr. Murdock is the sole trustee and 14,589,127 shares of Common Stock issuable as of October 11, 2005, into the Voting Trust under a convertible promissory note (the "Convertible Note") held by Mr. Murdock and Mr. Dudley.  Persons who have deposited their shares of Common Stock into the Voting Trust have dividend and liquidation rights ("Economic Rights") in proportion to the number of shares of Common Stock they have deposited in the Voting Trust, but have no voting rights with respect to such shares.  All voting rights associated with the shares deposited into the Voting Trust are exercisable solely and exclusively by the Trustee of the Voting Trust.  The Voting Trust expires, unless extended according to its terms, on the earlier of December 31, 2005, or any of the following events: (i) the Trustee terminates it; (ii) the participating shareholders unanimously terminate it; or (iii) we are dissolved or liquidated.  Although as the sole trustee of the Voting Trust Mr. Murdock exercises the voting rights of all of the shares deposited into the Voting Trust, and accordingly has listed all shares in the table above, he has no economic or pecuniary interest in any of the shares deposited into the Voting Trust except for 7,294,564 shares issuable as of October 11, 2005, under the Convertible Note as to which he will directly own Economic Rights when issued.  Also includes 71 shares owned directly by Mr. Murdock, and options to purchase 126,250 shares of the Company's Common Stock.

(3)

Includes (i) 7,294,564 shares of Common Stock issuable as of October 11, 2005, under the Convertible Note which will be deposited into the Voting Trust when issued, (ii) 71 shares owned directly by Mr. Dudley, (iii) 8 shares owned by Mr. Dudley's minor children, (iv) options to purchase 126,250 shares of the Company's Common Stock, and (v) 20,000 shares held in the Voting Trust.

(4)

Consisting of options to purchase 42,500 shares of Common Stock.

Report of Audit Committee

        The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Fonix specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. However, the directors who serve on the Audit Committee are not independent for purposes of the Rule 4200(A)(15) of The National Association of Securities Dealers' listing standards, and do not meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the AExchange Act@), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act.

        The Audit Committee operates under a written charter adopted by the Board of Directors.

        We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2004.

        We have discussed with the independent public accountants of the Company, Hansen, Barnett & Maxwell ("HBM"), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public

Accountants, which includes a review of the findings of the independent accountants during its examination of the Company's financial statements.

        We have received and reviewed written disclosures and the letter from HBM, required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and we have discussed with HBM their independence under such standards. We have concluded that the independent public accountants are independent from the Company and its management.

        Based on our review and discussions referred to above, we have recommended to the Board of Directors (and the Board has approved our recommendation) that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

        Respectfully submitted to the Board of Directors on March 31, 2005,

Audit Committee

Roger D. Dudley (Chairman)

William A. Maasberg, Jr.

The Audit Committee Charter of Fonix Corporation was included as Appendix A to the Company=s Proxy Statement for the 2003 Annual Meeting of Shareholders.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

Our board of directors took action at 2 duly noticed meetings of the board during 2004.  Each director attended (in person or telephonically) all of the meetings of Fonix's board of directors.  During 2004, our board of directors had the following committees: Audit Committee, comprised of Messrs. Dudley (chairman) and Maasberg; and Compensation Committee, comprised of Messrs. Murdock (chairman) and Maasberg.  These standing committees conducted meetings in conjunction with meetings of the full board of directors.

Compensation of Directors

Prior to April 1996, our directors received no compensation for their service.  We historically have reimbursed our directors for actual expenses incurred in traveling to and participating in directors' meetings, and we intend to continue that policy for the foreseeable future.  On March 30, 1996, our board of directors adopted, and our shareholders subsequently approved, our 1996 Directors' Stock Option Plan (the "Directors' Plan").  Under the Directors' Plan, members of the Board as constituted on the date of adoption received options to purchase 5,000 shares of our Class A common stock for each year (or any portion thereof consisting of at least six months) during which such persons had served on the board for each of fiscal years 1994 and 1995 and were granted 5,000 shares for each of fiscal years 1996 through 2002, which options vested after completion of at least six months' service on the board during those fiscal years.   These options have terms of ten years.  No options were granted to our directors under the Directors' Plan during 2004.  Similar grants have been made to our under our 1998 Stock Option Plan, as set forth in the Company=s Annual Report for the year ended December 31, 2004.

Directors who are executive officers are also entitled to participate under the 2002 Employee Compensation Plan, described elsewhere in this Proxy Statement.

Option Grants in Fiscal Year 2004

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of Securities Underlying Options Granted (#)	% of Total Options to Employees in Fiscal Year	Exercise Price ($/share)	Expiration Date	5%	10%
Thomas A. Murdock	--	--	--	--	--	--
Roger D. Dudley	--	--	--	--	--	--
William A. Maasberg, Jr.	--	--	--	--	--	--

Aggregated Option/SAR Exercises in Last Fiscal Year

and Related December 31, 2004 Option/SAR Values

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2004 Exercisable/ Unexercisable (#)	Value of In-the-Money Options/SARs at December 31, 2004 Exercisable/ Unexercisable ($)
Thomas A. Murdock	0	$ 0	126,250/0	$0/$0
Roger D. Dudley	0	$ 0	126,250/0	$0/$0
William A. Maasberg, Jr.	0	$ 0	42,500/0	$0/$0

Subsequent to December 31, 2004, we entered into an option exchange program with our employees.  As a result of the exchange program, all of these options have been cancelled.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The following Executive Compensation Report and the performance graph appearing herein shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Fonix specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.

This Executive Compensation Report discusses the Company=s executive compensation policies and the basis for the compensation paid to the Company=s Chief Executive Officer and the Company=s four most highly compensated executive officers other than its Chief Executive Officer who were serving as executive officers at December 31, 2004, and whose annual compensation exceeded $100,000 during such year (collectively, the ANamed Executive Officers@), during the year ended December 31, 2004.

Compensation Policy.  The Committee=s policy with respect to executive compensation has been designed to:

*

Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company's industry;

*

Reward executive officers for the achievement of short-term operating goals and for the enhancement of the long-term value of the Company; and

*

Align the interests of the executive officers with those of the Company=s shareholders with respect to short-term operating goals and long-term increases in the price of the Company=s common stock.

The components of compensation paid to executive officers consist of:  (a) base salary, (b) incentive compensation in the form of annual bonus payments and stock options awarded by the Company under the Company=s stock incentive plans and (c) certain other benefits provided to the Company=s executive officers.  The Company=s Compensation Committee is responsible for reviewing and approving cash compensation paid by the Company to its executive officers and members of the Company=s senior management team, including annual bonuses and stock options awarded under the Company=s stock incentive plans, selecting the individuals who will be awarded bonuses and stock options under the stock incentive plans, and for determining the timing, pricing and amount of all stock options granted thereunder, each within the terms of the Company=s stock incentive plans.

Components of Compensation.  The primary components of compensation paid by the Company to its executive officers and senior management personnel, and the relationship of such components of compensation to the Company's performance, are discussed below:

*

Base Salary. Subject to the terms of employment agreements with certain executive officers, the Compensation Committee periodically reviews and approves the base salary paid by the Company to its executive officers and members of the senior management team. Adjustments to base salaries are determined based upon a number of factors, including the Company=s performance (to the extent such performance can fairly be attributed or related to each executive's performance), as well as the nature of each executive=s responsibilities, capabilities and contributions. In addition, the Compensation Committee periodically reviews the base salaries of senior management personnel in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay.  As noted below, in 2002, the Company did not pay Mr. Murdock $114,259 of his compensation due for 2002 and did not pay Mr. Murdock $95,621 of his compensation due for 2003.  Also as noted below, the Company did not pay Mr. Dudley $141,808 of his compensation due for 2002, and did not pay Mr. Dudley $147,377 of his compensation due for 2003.  Further, as noted below, the Company did not pay Mr. Maasberg $102,824 of his compensation due for 2002, and did not pay Mr. Maasberg $86,882 of his compensation due for 2003.  As of January 1, 2004, the base rates of compensation for Messrs. Murdock and Dudley were reduced from $309,400 to $232,000, and for Mr. Maasberg from $225,000 to $150,000. The Compensation Committee believes that base salaries for the Company=s executive officers have historically been reasonable in relation to the Company=s size and performance in comparison with the compensation paid by similarly sized companies or companies within the Company=s industry.

*

Incentive Compensation.  As discussed above, a portion of each executive officer=s compensation package is in the form of incentive compensation designed to reward the achievement of short-term operating goals and long-term increases in shareholder value.  The Compensation Committee believes that the stock options granted under the stock incentive plans reward executive officers only to the extent that shareholders have benefitted from increases in the value of the Company=s common stock.

*

Other Benefits. The Company maintains certain other plans and arrangements for the benefit of its executive officers and members of senior management. The Company believes these benefits are reasonable in relation to the executive compensation practices of other similarly sized companies or companies within the Company=s industry.

Compensation of the Chief Executive Officer. As described elsewhere in this Report, the Company has entered into an executive employment agreement with Mr. Murdock, but during 2003, Mr. Murdock voluntarily agreed to accept a reduced amount of compensation because of the Company=s reduced cash flow.  The material terms of this executive employment agreement are described herein.  The Compensation Committee believes that the monthly compensation to Mr. Murdock is sufficient to secure for the Company the benefit of his leadership, management and financial skills and capabilities.

Conclusion.  The Compensation Committee believes that the concepts discussed above further the shareholders= interests because a significant part of executive compensation is based upon the Company achieving its marketing, sales and product development goals and other specific goals set by the board of directors.  At the same time, the Compensation Committee believes that the program encourages responsible management of the Company in the short-term.  The Compensation Committee regularly considers plan design so that the total program is as effective as possible in furthering shareholder interests.

The Compensation Committee bases its review on the experience of its own members, on information requested from Company personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

Respectfully submitted,

Compensation Committee:

Thomas A. Murdock

William A. Maasberg, Jr.

The following table sets forth information concerning the compensation paid or accrued to all persons serving as the Company=s chief executive officer and the Company=s most highly compensated executive officers other than its chief executive officer who were serving as executive officers at December 31, 2004, and whose annual compensation exceeded $100,000 during such year (collectively the ANamed Executive Officers@):

Summary Compensation Table

	Annual Compensation				Long-Term Compensation

Name and Principal Position	Year	Salary		Other Annual Bonus	Securities Underlying Options/SARs (6)
Thomas A. Murdock (1)	2002	$ 315,096	(2)	--	23,750/0
Chief Executive Officer & President	2003	$ 309,400	(2)	--	0/0
	2004	$ 232,000		--	0/0

Roger D. Dudley (1)	2002	$ 315,487	(3)	--	23,750/0
Executive Vice President & Chief Financial Officer	2003	$ 309,400	(3)	--	0/0
	2004	$ 232,000		--	0/0

William A. Maasberg, Jr. (4)	2002	$ 226,584	(5)	--	12,500/0
Chief Operating Officer	2003	$ 225,000	(5)	--	0/0
	2004	$ 150,000		--	0/0

(1)

We have executive employment agreements with Messrs. Murdock and Dudley that were initiated November 1, 1996 and amended effective January 31, 2000 to extend the term of the agreement and reduce the base compensation.  The expiration date is December 31, 2005.  The material terms of each executive employment agreement with Messrs. Murdock and Dudley are identical and are as follows: the annual base salary for each executive officer is $309,400 and may be adjusted upward in future years as deemed appropriate by the board of directors.  However, Messrs Murdock and Dudley received $195,141 and $167,592 in 2002, respectively and $213,779 and $162,023 in 2003, respectively.  As bonus compensation for extending the term of each agreement at a compensation level less than provided in the original agreement, each executive was granted options to purchase 35,000 options of our Class A common stock at an exercise price of $1.01.  The options expire July 19, 2010.

Each such executive officer also is entitled to customary insurance benefits, office and support staff and an automobile allowance.  In addition, if any executive is terminated without cause during the contract term, then all salary then and thereafter due and owing under the executive employment agreement shall, at the executive’s option, be immediately paid in a lump sum payment to the executive officer, and all stock options, warrants and other similar rights granted by us and then vested or earned shall be immediately granted to the executive officer without restriction or limitation of any kind.

Each executive employment agreement contains a non-disclosure, confidentiality, non-solicitation and non-competition clause.  Under the terms of the non-competition clause, each executive has agreed that for a period of one year after the termination of his employment with us the executive will not engage in any capacity in a business which competes with or may compete with Fonix.

(2)

Because of our inability to access the Third Equity Line during much of 2002, we did not pay Mr. Murdock $114,259 of his compensation due for 2002.  Because of continued cash flow difficulties, we did not pay Mr. Murdock $95,621 of his compensation due for 2003.  These amounts have been included in our accrual of past due unpaid wages and are being paid out in accordance with the payment agreement established with the Department of Labor.

(3)

Because of our inability to access the Third Equity Line during much of 2002, we did not pay Mr. Dudley $141,808 of his compensation due for 2002.  Because of continued cash flow difficulties, we did not pay Mr. Dudley $147,377 of his compensation due for 2003.  These amounts have been included in our accrual of past due unpaid wages and are being paid out in accordance with the payment agreement established with the Department of Labor.

(4)

We have an employment agreement with Mr. Maasberg that was effective February 1, 2000.  The terms of the agreement establish the annual base salary of $225,000, which may be adjusted upward in future years as deemed appropriate by the board of directors.  However, Mr. Maasberg received $122,176 in 2002 and $138,118 during 2003.  Mr. Maasberg is entitled to customary insurance benefits, office and support staff.  In addition, if any executive is terminated without cause during the contract term then all salary then and thereafter due and owing under the employment agreement shall, at the executive’s option, be immediately paid in a lump sum payment to the executive officer and all stock options, warrants and other similar rights granted by us and then vested or earned shall be immediately granted to the executive officer without restriction or limitation of any kind.  The employment contract expired January 31, 2003, but we have extended the employment contract through December 31, 2005.

The employment agreement contains a non-disclosure, confidentiality, non-solicitation and non-competition clause.  Under the terms of the non-competition clause, Mr. Maasberg has agreed that for a period of 18 months after the termination of his employment with us he will not engage in any capacity in a business which competes with or may compete with us.

(5)

Because of our inability to access the Third Equity Line during much of 2002, we did not pay Mr. Maasberg $102,824 of his compensation due for 2002.  Because of continued cash flow difficulties, we did not pay Mr. Maasberg $86,882 of his compensation due for 2003.  These amounts have been included in our accrual of past due unpaid wages and are being paid out in accordance with the payment agreement established with the Department of Labor.

(6)

All options granted in 2002 were granted pursuant to our 1998 Stock Option Plan.  Subsequent to December 31, 2004, we entered into an option exchange program with our employees.  As a result of the exchange agreement, all of those options were cancelled.  On August 23, 2005, the Company issued 126,250 options to Mr. Murdock, 126,250 options to Mr. Dudley, and 42,500 options to Mr. Maasberg in connection with the option exchange program.

Recent Developments

Settlement of Breckenridge Lawsuits - On September 27, 2005, we agreed with The Breckenridge Fund, LLC ("Breckenridge") to settle and discontinue the pending legal actions between us and Breckenridge.  The three actions pending in the Supreme Court of New York, Nassau County, involved (i) the Company's claims against Breckenridge for the improper transfer to and subsequent sale of shares of the Company's common stock by Breckenridge; (ii) Breckenridge's claims against the Company for failure to honor conversion notices or properly issue shares upon conversion of the Company's Series I 8% Convertible Preferred Stock (the "Series I Preferred") by Breckenridge; and (iii) Breckenridge's claims that the Company breached agreements in connection with the Series I

Preferred, and that pursuant to a security agreement, Breckenridge was entitled to damages and possession of the pledged collateral (collectively, the "Breckenridge Lawsuits").

Pursuant to the Settlement of the Breckenridge Lawsuits, we entered into a Mutual Release of Claims Agreement (the "Mutual Release"), pursuant to which we and Breckenridge agreed to settle and dismiss the Breckenridge Lawsuits, and to release any and all claims against each other relating to any prior transactions between us and Breckenridge.  Pursuant to the Mutual Release, Breckenridge agreed to assign the remaining shares of Series I Preferred to Southridge Partners, LP, to release its security interest in the Company's intellectual property, and to stipulate to the discontinuance with prejudice of the Breckenridge Lawsuits.  We agreed to pay to Breckenridge installment payments (the "Periodic Payments") consisting of monthly payments of $130,000 from November 2005 through April 2006, and monthly payments of $165,000 from May 2006 through December 2006, as well as approximately $397,000 which we had previously paid into an escrow account in connection with the Breckenridge Lawsuits.

We also entered into an agreement (the "Assignment Agreement") with Breckenridge and Southridge Partners, LP ("Southridge") whereby Breckenridge agreed to assign to Southridge all remaining shares of the Company's Series I Preferred, consisting of approximately 1,172 shares, together with all of Breckenridge's rights, interests, duties, and obligations which Breckenridge received in connection with the purchase from the Company of the Series I Preferred.  Southridge paid approximately $1,203,000 for Breckenridge's rights to the Series I Preferred Stock and accepted the assignment of the shares of Series I Preferred and all assigned rights, interests, duties, and obligations, and we consented to the assignment.

The effect of the Assignment Agreement was to terminate our rights, duties, and obligations relating to the Series I Preferred with respect to Breckenridge, and to enter into a new agreement relating to such rights, duties, and obligations with Southridge.

Additionally, we entered into a Security Agreement with Breckenridge relating to certain of our obligations in connection with the agreement with Breckenridge to discontinue the Breckenridge Lawsuits.  Pursuant to the settlement agreement between the parties, we are required to make the Periodic Payments to Breckenridge.  To secure those payments, we granted to Breckenridge a security interest in the proceeds that we receive in connection with draws on the Seventh Equity Line of Credit and any subsequent equity line-type financings in the event that we do not make a Periodic Payment when due.  Specifically, we granted to Breckenridge the right to receive proceeds from our draws on the Seventh Equity Line and any subsequent equity line-type financings to the extent that we do not make a payment as required and after the applicable grace period or cure period has run.  With respect to future equity line-type financings, we agreed to include in the documentation of such financings provisions granting to Breckenridge the right to make draws and to receive funds directly from the equity line provider in the event that we fail to make a payment as required, and then only to the extent of the amount of the payment.  Our payment obligations which are secured under the Security Agreement consist of the monthly payments of $130,000 from November 2005 through April 2006, and the monthly payments of $165,000 from May 2006 through December 2006.

Exchange of Series J Preferred Stock for Series I Preferred Stock - On October 6, 2005, Fonix Corporation (the "Company") entered into a Series J 5% Convertible Preferred Stock Exchange Agreement (the "Exchange Agreement") with Southridge Partners, LP ("Southridge"), a Delaware limited partnership.  Pursuant to the Exchange Agreement, Southridge exchanged all of the shares of Series I 8% Convertible Preferred Stock that it acquired from The Breckenridge Fund, LLC, for 1,452 shares of the Company's Series J 5% Convertible Preferred Stock (the "Series J Preferred Stock").

In connection with the issuance of the Series J Preferred Stock, we agreed to register the resale by Southridge of shares to be issued upon conversion of the Series J Preferred Stock.

The Series J Preferred Stock entitles Southridge to receive dividends in an amount equal to 5% of the then-outstanding balance of shares of Series J Preferred Stock.  The dividends are payable in cash or shares of the Company's Class A common stock, at the Company's option.

The Series J Preferred Stock may be converted into common stock of the Company at the option of the holder by using a conversion price which shall be the 90% of the average of the two (2) lowest closing bid prices for the twenty-day trading period prior to the conversion date.

Redemption of the Series JPreferred Stock, whether at our option or that of Southridge, requires us to pay, as a redemption price, the stated value of the outstanding shares of Series J Preferred Stock to be redeemed, together with any accrued but unissued dividends thereon, multiplied by one hundred ten percent (110%).

Because the shares of Series J were issued in exchange for the remaining outstanding shares of Series I Preferred Stock, we did not receive any proceeds in connection with the issuance of the Series J Preferred Stock.

In connection with the issuance of the Series J Preferred Stock, we filed with the State of Delaware a Certificate of Designation and Series J 5% Convertible Stock Terms (the "Series J Terms"), which become a part of our Certificate of Incorporation, as amended.

Under the Exchange Agreement and the Series J Terms, Southridge may convert shares of Series J Preferred Stock into shares of our common stock.  Our issuances of shares of common stock upon any conversion of the Series J Preferred Stock will be made without registration under the securities Act of 1933 (the "1933 Act") in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.  As noted above, the Company agreed to register the resales of shares issued to Southridge upon conversion of the Series J Preferred Stock.

Stock Performance Graph

The following graph compares the yearly cumulative total returns from the Company's Class A common stock during the five fiscal year period ended December 31, 2004, with the cumulative total return on the Media General Index and the Standard Industrial Classification (SIC) Code Index for that same period. The comparison assumes $100 was invested on December 31, 1998, in the Company's Class A common stock and in the common stock of the companies in the referenced Indexes and further assumes reinvestment of dividends.

1999

2000

2001

2002

2003

2004

FONIX CORPORATION

100.00

105.17

35.86

13.79

3.84

1.66

SIC CODE 7373

100.00

49.16

29.57

12.65

22.46

28.16

NASDAQ MARKET INDEX

100.00

62.85

50.10

34.95

52.55

56.97

SIC CODE 4813

100.00

54.48

37.40

27.93

35.19

39.72

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting.  If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company.  In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof.  The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material.  The cost of this solicitation of proxies will be borne by the Company.

ANNUAL REPORT

Copies of the Company's Amended Annual Report on Form 10-K/A (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to the Company - Attention: Roger D. Dudley, 9350 South 150 East, Suite 700, Sandy, Utah 84070.  A request for a copy of the Company's Annual Report on Form 10-K/A must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on October 28, 2005.  Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

A Copy of the Company's 2004 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2005 Annual Meeting of Shareholders must have been received by the Company by December 31, 2004.  No such proposals were received.

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2006 Annual Meeting of Shareholders must be received by the Company by December 31, 2005.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  The Company suggests that any such request be submitted by certified mail, return receipt requested.  The Board of Directors will review any proposal which is received by December 31, 2005, and determine whether it is a proper proposal to present to the 2006 Annual Meeting.

The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement.  If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States.  A prompt return of your Proxy will be appreciated.

By Order of the Board of Directors

/s/ Thomas A. Murdock

Thomas A. Murdock

Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah

November ___, 2005

APPENDICES

1.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

2.

FORM OF PROXY

APPENDIX 1 - PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

The text of the proposed Amendment to the Company=s Certificate of Incorporation, as amended to date, is as follows:

"FOURTH:  The total number of shares of stock which the Company shall have authority to issue is FIVE  BILLION (5,000,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock.  All shares of stock authorized hereunder shall have a par value of 1/100th of one cent ($.0001) per share.

A.

Common Stock.  The Common Stock shall be of two classes, each without cumulative voting rights and without any preemptive rights, which classes shall be designated as Class A Common Stock and Class B Common Stock.

1.

Dividend and Other Rights of Common Stock.

a.

Ratable Treatment.   Except as specifically otherwise provided herein, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.  The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock.  If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock.

b.

Dividends.  Subject to the rights of the holders of Preferred Stock, the holders of Common Stock shall be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

2.

Voting Rights of Common Stock.

a.

Class A Common Stock.  Except as otherwise provided by law, the holders of Class A Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder.

b.

Class B Common Stock.  Except as otherwise provided by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to stockholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

3.

Redemption.

a.

Class A Common Stock.  Except as otherwise provided by law, the Company shall have no right or obligation to redeem the Class A Common Stock.

b.

Class B Common Stock.  At any time after September 2, 2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the Redemption Price (as herein defined); provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock.  Any redemption of the Class B Common Stock shall be effected by the delivery of a notice to each holder of Class B Common Stock, which notice shall indicate the number of shares of Class B Common Stock of each holder to be redeemed and the date that such redemption is to be effected, which shall be the date (the "Redemption Date") which is five (5) business days after the date such notice is delivered.  All redeemed shares of Class B Common Stock shall cease to be outstanding and shall have the status of authorized but undesignated stock, but may not be reissued as Class B Common Stock.  The entire Redemption Price payable to any holder shall be paid in cash by the Redemption Date.

c.

Definitions.

(i)

"Redemption Price" shall be (i) during the period between September 2, 2003 and that date sixty (60) days thereafter, two and 75/100 dollars ($2.75) per share of Class B Common Stock redeemed, and (ii) at any time after the sixty-first (61st) day following September 2, 2003, the Fair Market Value (as defined herein) of the Class A Common Stock on the Redemption Date.

(ii)

"Fair Market Value" shall mean, on any particular date (a) the closing bid price per share of the Class A Common Stock on the last trading day immediately prior to such date on the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Class A Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Class A Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Class A Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or (c) if the Class A Common Stock is not then reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Class A Common Stock is not then publicly traded the fair market value of a share of Class A Common Stock as determined by an appraiser selected in good faith by the Company.

B.

Preferred Stock.  The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as are from time to time adopted by the Board of Directors.  In such resolution or resolutions providing for the issuance of shares of each particular series of Preferred Stock, the Board of Directors is expressly authorized, without further vote or action of the stockholders of the Company and to the fullest extent allowed under Delaware law, to fix the rights, preferences, privileges, and restrictions of such series of Preferred Stock, including the annual rate or rates of dividends for the particular series and whether such dividends shall be cumulative or noncumulative; the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Company or any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the voting rights; anti-dilution rights; terms of redemption (including sinking fund provisions); the number of shares constituting any series, and the designation of such series; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.  If pursuant to this Article FOURTH, the Company's Board of Directors shall authorize the issuance of any class or series of Preferred Stock, (i) such class or series of Preferred Stock may be granted the right to elect one or more of the Company's directors, as the Board of Directors shall prescribe, and said directors shall have voting rights identical to the other directors of the Company and shall serve until such time as their successors are elected or until the class or series of Preferred Stock entitled to elect them shall cease to be outstanding; and (ii) such class or series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class or series of stock issued by the Company."

APPENDIX 2 - FORM OF PROXY

FONIX CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Murdock and Roger D. Dudley and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Shareholders to be held at 9350 South 150 East, Suite 700, Sandy, Utah 84070, on Tuesday, December 20, 2005, at 10:00 a.m., M.S.T., or at any adjournment thereof.

1.

Election of Directors.

FOR

WITHHOLD AS TO ALL

FOR ALL EXCEPT

/  /

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(INSTRUCTIONS: IF YOU MARK THE AFOR ALL EXCEPT@ CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

Thomas A. Murdock

Roger D. Dudley

William A. Maasberg, Jr.

2.

To approve the Board of Directors' selection of Hansen, Barnett & Maxwell as the Company's independent public accountant for the fiscal year ending December 31, 2005.

FOR

AGAINST

ABSTAIN

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3.

To consider and act upon a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 5,000,000,000 shares of Common Stock, par value $.0001 per share.

FOR

AGAINST

ABSTAIN

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4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AND IN THE PROXIES’ DISCRETION FOR PROPOSAL 4.

Please sign and date this proxy where shown below and return it promptly:

Date:

                             , 2005

Signed:

SIGNATURE(S)

PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.